March 6, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2017 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

1940 Act Number

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Capital Appreciation Fund—Class I Shares
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares

Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)

Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio

Deutsche Investments VIT Funds	811-07507
• Deutsche Small Cap Index VIP—Class A Shares

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares
• Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Government Money Market Portfolio
• Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares

ALPS Variable Investment Trust	811-21987
• Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund —Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Global Health Care Fund—Series I Shares
• Invesco V.I. High Yield Fund—Series I Shares
• Invesco V.I. Mid Cap Growth Fund —Series I Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares

Janus Aspen Series	811-07736
• Janus Henderson Balanced Portfolio—Institutional Shares
• Janus Henderson Enterprise Portfolio—Institutional Shares
• Janus Henderson Forty Portfolio—Institutional Shares
• Janus Henderson Janus Portfolio—Institutional Shares
• Janus Henderson Overseas Portfolio—Institutional Shares
• Janus Henderson Global Research Portfolio—Institutional Shares (closed)

Morgan Stanley—Variable Insurance Fund, Inc.	811-07607
• Morgan Stanley VIF Core Plus Fixed Income Portfolio—Class I Shares
• Morgan Stanley VIF Mid Cap Growth Portfolio—Class I Shares
• Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Shares

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
• Oppenheimer Conservative Balanced Fund/VA—Non-Service Shares
• Oppenheimer Main Street Fund®/VA—Non-Service Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT Real Return Portfolio—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class

Timothy Plan	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)

Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 Fund
• Wilshire 2025 Fund
• Wilshire 2035 Fund